SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)    January 23, 2001



                          YONKERS FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



            Delaware                  0-277716                  13-3870836
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(State or other jurisdiction    (Commission File No.)       (IRS Employer
 of incorporation)                                           Identification No.)

             6 Executive Plaza, Yonkers, New York                10701
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          (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (914) 965-2500



                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On January 23, 2001, Yonkers Financial Corporation issued the press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              99  Press Release dated January 23, 2001.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        YONKERS FINANCIAL CORPORATION




Date:    January 26, 2001               By: /s/ Richard K. Komosinski
      ----------------------               ------------------------------------
                                           Richard F. Komosinski
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX




Exhibit No.    Description

      99       Press Release dated January 23, 2001